SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 21, 2015

Stewardship Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-33377	22-3351447
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ		07432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 444-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))
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Item 8.01. Other Events

On January 21, 2015, Stewardship Financial Corporation issued a press release announcing a $0.02 per share cash dividend to common stockholders of record on February 2, 2015, payable February 16, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibit is furnished pursuant to Item 8.01.

Exhibit No.	Description

Exhibit 99.1	Press Release dated January 21, 2015

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2015	Stewardship Financial Corporation

/s/ Claire M. Chadwick
Claire M. Chadwick
Senior Vice President and
Chief Financial Officer

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